UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2025

TURN THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42875	32-0456090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 N. Westlake Blvd., Westlake Village, California	91362
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 564-4011

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	TTRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 27, 2025, Turn Therapeutics, Inc. (the “Company” or “Turn”) entered into a Global Supply, Development, and License Agreement (the “Agreement”) with Medline Industries, LP (“Medline”), the world’s largest privately held manufacturer and distributor of medical-surgical products.

Pursuant to the Agreement, Turn and Medline will collaborate to develop, manufacture, and commercialize professional and consumer health products that leverage Turn’s proprietary PermaFusion® delivery platform. Medline will lead global commercialization and distribution across its professional and retail networks in more than one hundred countries and territories, while Turn will contribute its formulation expertise, intellectual property, and clinical development capabilities.

The Agreement establishes a multi-year framework for supply and co-development activities, including manufacturing scale-up for Turn’s PermaFusion-based formulations and the co-branding of future products in the professional and retail space(s).

The initial term of the Agreement is three years, and the Agreement shall automatically renew for successive one-year periods unless either party provides written notice of non-renewal at least one 120 days before the end of the then-current term. The Agreement includes customary representations and warranties for an agreement of this type.

The foregoing description of the Agreement contained in Item 1.01 of this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Material Supply and Development Agreement, dated October 27, 2025, by and between Turn Therapeutics, Inc. and Medline Industries, LP†#
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†     Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601. The Company agrees to furnish a copy of all omitted exhibits and schedules to the U.S. Securities and Exchange Commission (the “SEC”) upon its request.

#     Certain portions of this exhibit have been redacted pursuant to Regulation S-K Item 601(b)(10)(iv). The Company hereby agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURN THERAPEUTICS INC.
Date: October 28, 2025

	By:	/s/ Bradley Burnam
	Name:	Bradley Burnam
	Title:	Chief Executive Officer